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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 11, 1997

                          PACKAGING PLUS SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




 NEVADA                           0-18094                  11-2781803
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(STATE OR OTHER                (COMMISSION                (IRS EMPLOYER
JURISDICTION OF                FILE NUMBER)            IDENTIFICATION NO.)
FORMATION)



20 SOUTH TERMINAL DRIVE, PLAINVIEW, NEW YORK                         11803
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (516) 349-1300
                                                   --------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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Item 9.           SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                        On various dates during the period commencing July 11,
                  1997 and ending on July 25, 1997 (each a "Closing Date"), the Registrant issued to those investors listed on Schedule A hereto (individually, "Investor" and collectively, "Investors"), pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Act"), convertible debentures (individually, "Debenture", collectively, "Debentures") in the aggregate principal amount of $2,881,250. The Debentures were purchased by the Investors at a discount equal to 20% of the principal amount of the Debentures, resulting in aggregate gross proceeds of $2,305,000. In connection with the sale of the Debentures, the Company paid (i) commissions to the placement agent equal to 12% of the gross proceeds, resulting in aggregate commissions equal to $276,600, and (ii) a fee to the Company's investment advisers in the aggregate amount of $500,000. As a consequence, after deducting the placement agent's commissions and the investment adviser's fee, the Company received net proceeds of $1,528,400 from the sale of the Debentures.

                        The principal amount of each Debenture becomes due and
                  payable to the Investors on July 31, 1999. Interest on the principal amount of each Debenture accrues at the rate of eighteen percent (18%) per annum and is due and payable quarterly beginning on the applicable Closing Date (each a "Closing Date") with respect to each sale, although such interest may be paid monthly commencing on the applicable Closing Date.

                        The holder of each Debenture is entitled, at its option,
                  at any time commencing 45 days after the Closing Date, to convert all or any amount of the Debenture in increments of $10,000, together with all accrued and unpaid interest, into shares of Common Stock, at a conversion price (the "Conversion Price") per share of Common Stock equal to the lower of (a) 80% of the closing bid price of the Common Stock, as reported on the National Association of Securities Dealers Bulletin Board (the "Bulletin Board") on the last business day immediately preceding the date of receipt by the Registrant from the holder of the Debenture of a notice of conversion, or
                  (b) 80% of the closing bid price of the Common Stock, as reported on the Bulletin Board, for the five (5) business days immediately preceding the date of subscription by the Investor.

                        The Registrant shall have the option to redeem each
                  Debenture at a price equal to 120% of the full



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                  principal amount of each Debenture then outstanding (the
                  "Redemption Price") in the event and to the extent that, after 90 days after the applicable Closing Date, the Debenture has not been converted. In addition, the Registrant is required to redeem each Debenture at the Redemption Price in the event and to the extent that conversion of a Debenture would require the Registrant to seek shareholder approval of the issuance of the underlying Common Stock and such shareholder approval is not obtained 30 days thereafter. In either case, the Registrant shall give each Investor 5 days written notice of such redemption and each Investor during such 5 day period shall have the option to (i) accept the Redemption Price, or (ii) convert their respective Debenture or any part thereof into shares of Common Stock at a conversion price equal to 80% of the average closing bid price of the Common Stock, as reported on the Bulletin Board, for the 5 consecutive trading days prior to the date of such conversion. Any of such shares of Common Stock shall be issued pursuant to Regulation S. Lastly, if at any time after 120 days after the applicable Closing Date, the Investor shall have the option to demand redemption to the extent conversion of the Debenture has not occurred at a price equal to 120% of the unconverted principal amount of the Debenture, plus interest thereon.

                        In the event that (i) the Registrant fails to issue
                  unlegended certificates for shares of Common Stock issuable upon conversion of the Debenture or as payment as interest on the Debenture after the applicable restrictive period for any reason other than the Registrant's reasonable good faith belief that certain representations and warranties made by the respective Investor in connection with this transaction were untrue when made, or (ii) if the restrictive period under Regulation S is extended, then the Registrant is required, at the request of the respective Investor and at the Registrant's expense, to effect the registration of such shares of Common Stock under the Act and relevant Blue Sky laws as promptly as is practicable. The Company shall file such registration statement within thirty (30) days of the respective Investor's demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter.

                        The Registrant agrees to pay liquidated damages to each
                  Investor for the late issuance of shares of Common Stock upon conversion of the Debenture in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven (7) business days from the date of receipt by the



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                  Registrant of a Notice of Conversion from an Investor:


                                            LIQUIDATED
                          NO. OF            DAMAGES
                          BUSINESS          PER $100,000
                          DAYS LATE         OF DEBENTURE
                          ---------         ------------

                              1              $  500
                              2              $1,000
                              3              $1,500
                              4              $2,000
                              5              $2,500
                              6              $3,000
                              7              $3,500
                              8              $4,000
                              9              $4,500
                              10             $5,000
                              10 +           $5,000 + $1,000 each
                                             Business Day Late beyond
                                             10 days

                        In the event the Company defaults in converting any
                  portion of the Debentures into shares of Common Stock as a result of the Company not having a sufficient number of authorized but unissued shares available (a "Conversion Default"), the Company shall pay to each of the Investors, as well as other investors ("Other Investors") who purchased debentures ("Similar Debentures") similar to the terms and conditions of the Debentures, liquidated damages in the amount of (N/365) multiplied by (.24) multiplied by the initial issuance price of the outstanding and/or tendered but not converted Debentures and Similar Debentures, whereby "N" equals the number of days between the Conversion Default date and the date the Company authorized a sufficient number of shares of Common Stock to effect the conversion of all of the remaining Debentures and Similar Debentures. The liquidated damages shall be paid in cash or shall be convertible into Common Stock at the Conversion Price, at the Investor's option.

                        Each Debenture is secured by a subordinated lien against
                  the Registrant in favor of the respective Investor in an amount not less than $9,000,000.

                        In making the sale of the Debentures, the Registrant
                  relied on the representations and warranties of each Investor that such Investor is not a "U.S. person," as such term is defined under Regulation S.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                             PACKAGING PLUS SERVICES, INC.



                                     By:     /s/ Richard Altomare
                                             ----------------------
                                             Richard Altomare, Chief
                                             Executive Officer


Dated:   August 12, 1997






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                                   SCHEDULE A
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                                LIST OF INVESTORS




                                  Mercaz Revaj
                               Arcadia Mutual Fund
                               Bank August Roth AG
                                 DeAffiliatie BV
                             Austost Anstalt Schaan
                               UFH Endowment Ltd.
                                  Paril Holding
                       Prime Capital Management Group Ltd.
                               Guarantee & Finance
                                   FT Trading
                                  Mordecha Rand
                                 Naffali Spitzer
                                 Minna Ledereich